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                                                                    EXHIBIT 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jure Sola, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Sanmina-SCI Corporation on Form 10-Q for the fiscal quarter ended June 29, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Sanmina-SCI Corporation.

                                               By: /s/ Jure Sola
                                                  ------------------------------
                                               Name:  Jure Sola
                                               Title:  Chief Executive Officer
                                               Date:  August 12, 2002

I, Rick R. Ackel, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Sanmina-SCI Corporation on Form 10-Q for the fiscal quarter ended June 29, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Sanmina-SCI Corporation.

                                               By: /s/ Rick R. Ackel
                                                  ------------------------------
                                               Name:  Rick R. Ackel
                                               Title:  Chief Financial Officer
                                               Date:  August 12, 2002